Section 16(a) of the Securities Exchange Act of 1934, as amended (the "1934 Act"), requires the Fund's Officers and Directors, and beneficial owners of more than ten percent of a registered class of the Fund's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the “SEC”). Except as noted below, to the Fund's knowledge, based solely upon a review of copies of Forms 3, 4 and 5 and amendments thereto furnished to the Fund, the Fund believes that its Officers and Directors have complied with all applicable filing requirements for the fiscal year ended September 30, 2019 with the exception of a late Form 4 filing by Kevin Shields disclosing the disposition of 775,000 Class I shares, as part of the Fund’s quarterly repurchase offer, on February 6, 2019. The aforementioned disposition of Class I shares was subsequently reported to the SEC on February 22, 2019.